EXHIBIT 12.(b)
                                                                  --------------

                       MERIT ADVISORS INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the Merit High Yield Fund II (the "Fund") of the Merit Advisors Investment Trust II on Form N-CSR for the period ended October 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, J. Paul Cunningham, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: December 30, 2004  By: /s/ J. Paul Cunningham
                             ______________________
                             J. Paul Cunningham
                             Trustee, President, and Principal Executive Officer Merit Advisors Investment Trust II

     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.



                       MERIT ADVISORS INVESTMENT TRUST II

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the Merit High Yield Fund II (the "Fund") of the Merit Advisors Investment Trust II on Form N-CSR for the period ended October 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Donald L. Dillingham, chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: December 30, 2004             By: /s/ Donald L. Dillingham
                                       _________________________
                                       Donald L. Dillingham
                                       Treasurer and Principal Financial Officer
                                       Merit Advisors Investment Trust II

     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.